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                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                      FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15 (D)
                                        of the
                             SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) October 15, 2002

                                      CERISTAR, Inc.
                            (formerly Planet Resources, Inc.)
                 (Exact name of registrant as specified in its charter)

                                          DELAWARE
             (State or other jurisdiction of incorporation or organization)


              1-16381                                   76-0600966
     (Commission File Number)              (IRS Employer Identification Number)

                                     David L. Bailey
                                         President
                                   Planet Resources, Inc.
                                50 West Broadway, Suite 1100
                                 Salt Lake City, Utah 84101
                          (Address of principal executive offices)

                                         (801) 350-2017
                      (Registrant's telephone number, including area code)


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Item 5.  Other Events

Effective October 15, 2002, the Company changed its name from Planet Resources, Inc. to CeriStar, Inc., requested the National Association of Securities Dealers, Inc. to assign a new trading symbol for the Electronic Bulletin Board and was assigned a new CUSIP number by Standard & Poor's.

Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

         None

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CERISTAR, INC.



                                By: /s/David L. Bailey
                                    ------------------------------------------
                                    David L. Bailey, President


Date:  October 15, 2002